UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 2, 2017

Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.
On November 2, 2017, the Company held its 2017 Annual Meeting of Stockholders. There were 61,949,354 shares issued, outstanding and eligible to vote at the meeting as of the record date of September 11, 2017, of which 55,691,100 shares were represented at the meeting, constituting 89.89% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the Company’s 2017 Proxy Statement. The proposals voted upon at the meeting and the vote with respect to each such matter are set forth below:

(i) Election of Directors:

Name	For:	Against:	Abstentions:	Broker Non-Votes:
Martin A. Kaplan	45,858,104	341,110	39,280	9,452,606
Harold L. Covert	45,844,400	354,011	40,083	9,452,606
Penelope A. Herscher	45,931,093	265,044	42,357	9,452,606
Samuel F. Thomas	46,101,234	93,045	44,215	9,452,606
Brian J. Lillie	45,863,778	329,649	45,067	9,452,606
Alan S. Lowe	46,109,481	88,165	40,848	9,452,606
(ii) To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For:	Against:	Abstentions:	Broker Non-Votes:
42,446,223	3,725,339	66,932	9,452,606
(iii) To approve, on a non-binding advisory basis, the frequency of an advisory vote on executive compensation:

One Year:	Two years:	Three years:	Abstentions:
41,395,884	714,449	4,070,722	57,439
(iv) To ratify the appointment of Deloitte LLP as our independent registered public accounting firm for the period ending June 30, 2018:

For:	Against:	Abstentions:
54,624,266	948,491	118,343

In accordance with the original recommendation of the Company’s Board of Directors, as set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on September 19, 2017, and consistent with the stockholder voting results, the Company will include an advisory vote on named executive officer compensation in its proxy statement for each annual meeting of stockholders until the next advisory vote taken on the frequency of such votes.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Judy Hamel
	Name:	Judy Hamel
	Title:	General Counsel and Secretary

November 6, 2017